SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 18, 2002

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	0-24118 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 S. Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                         (c) Exhibits:
              Exhibit 99 - Press Release dated December 18, 2002.

ITEM 9.   REGULATION FD DISCLOSURE.

                On December 18, 2002, the Registrant issued the press release attached hereto as Exhibit 99 announcing the election of John B. Dicus as Chief Executive Officer of the Company and Capitol Federal Savings Bank effective January 1, 2003.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: December 18, 2002	By:	/s/ John B. Dicus John B. Dicus, President and Chief Operating Officer
Date: December 18, 2002	By:	/s/ Neil F. M. McKay Neil F. M. McKay, Executive Vice President and Chief Financial Officer

End.